Exhibit 10.1

April 26, 2013

Administrative Agent and Lenders under
that certain Credit Agreement described below
c/o: Bank of America, N.A.,
as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

Re:	Amendment of Consolidated EBITDA Definition

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of April 29, 2011 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Security Agreement, dated as of April 27, 2012, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 4, 2012 and that certain Third Amendment to Amended and Restated Credit Agreement, dated as of December 21, 2012, the “Credit Agreement”; capitalized terms used herein but not defined herein shall have the meaning given such terms in the Credit Agreement) among Barnes & Noble, Inc. (the “Lead Borrower”), the other Persons party thereto as borrowers (collectively, together with the Lead Borrower, the “Borrowers”), the Lenders party thereto and the Administrative Agent.

The Borrowers hereby request that the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement be amended (the “Requested Amendment”) by (a) deleting the word “and” immediately before clause (v) thereof and replacing it with “,” and (b) adding the following new clause (vi) immediately after clause (v) thereof:

“and (vi) charges taken in the Fiscal Quarter ending January 26, 2013, arising from a write down of the value of electronic devices, including inventory, equipment and related components and accessories,”

Please acknowledge your consent to the Requested Amendment upon the terms and conditions set forth herein and otherwise in accordance with the Credit Agreement by executing and returning this letter agreement by 5:00 p.m. (Eastern), Friday, April 26, 2013.  Notwithstanding anything herein to the contrary, the Requested Amendment will not become effective until receipt by the Administrative Agent of executed signature pages hereto from the Borrowers and the Required Lenders.  Further, the Borrowers acknowledge and agree that the Requested Amendment does not constitute, and shall not be deemed to be, a waiver of any Default or Event of Default under the Credit Agreement

Except as specifically amended hereby, the Credit Agreement and each of the Schedules and Exhibits and other Loan Documents related thereto shall remain in full force and effect and the Credit Agreement and each of the other Loan Documents are hereby ratified and confirmed in all respects.  No delay or omission by the Administrative Agent or Lenders in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single, periodic or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Credit Agreement, the Security Agreement, the other Loan Documents or otherwise.  This letter agreement is a Loan Document.  It may be executed in counterparts which, taken together, shall constitute an original.  Delivery of an executed counterpart of this letter agreement by telecopier, PDF copy, facsimile or other electronic means shall be effective as delivery of a manually executed counterpart thereof.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

[Signature pages follow]

BORROWERS:
BARNES & NOBLE, INC.
BARNES & NOBLE BOOKSELLERS, INC.
BARNES & NOBLE INTERNATIONAL LLC
BARNES & NOBLE MARKETING SERVICES CORP.
BARNES & NOBLE MARKETING SERVICES LLC
BARNES & NOBLE PURCHASING, INC.
BARNES & NOBLE SERVICES, INC.
BARNESANDNOBLE.COM LLC
STERLING PUBLISHING CO., INC.
BARNES & NOBLE COLLEGE BOOKSELLERS, LLC
NOOK MEDIA INC.
NOOK MEDIA LLC

By:	/s/ Thomas D. Donohue
Name: Thomas D. Donohue
Title: Vice President, Treasurer

Amendment Letter
Signature Page

AGENTS AND LENDERS:
BANK OF AMERICA, N.A.,
as Administrative Agent and as Collateral Agent

By:	/s/ Andrew Cerussi
Name: Andrew Cerussi
Title: Senior Vice President

Amendment Letter
Signature Page

BANK OF AMERICA, N.A.,
as a Lender, LC Issuer and Swing Line Lender

By:	/s/ Andrew Cerussi
Name: Andrew Cerussi
Title: Senior Vice President

Amendment Letter
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and LC Issuer

By:	/s/ Danielle Baldinelli
Name: Danielle Baldinelli
Title: Director

Amendment Letter
Signature Page

SUNTRUST BANK,
as a Lender

By:	/s/ Nigel Fabien
Name: Nigel Fabien
Title: Vice President

Amendment Letter
Signature Page

RBS BUSINESS CAPITAL,
a division of RBS ASSET FINANCE, INC.,
a subsidiary of RBS CITIZENS, N.A.,
as a Lender

By:	/s/ Francis Garvin
Name: Francis Garvin
Title: Senior Vice President

Amendment Letter
Signature Page

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Peter F. Crispino
Name: Peter F. Crispino
Title: Duly Authorized Signatory

Amendment Letter
Signature Page

CIT BANK,
as a Lender

By:	/s/ Renee M. Singer
Name: Renee M. Singer
Title: Managing Director

Amendment Letter
Signature Page

COLE TAYLOR BANK,
as a Lender

By:	/s/ Richard A. Simons
Name: Richard A. Simons
Title: Vice President

Amendment Letter
Signature Page

JPMORGAN CHASE BANK, N.A.
as a Lender and LC Issuer

By:	/s/ Jennifer Heard
Name: Jennifer Heard
Title: Authorized Officer

Amendment Letter
Signature Page

COMPASS BANK,
as a Lender

By:	/s/ Michael Sheff
Name: Michael Sheff
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thanwantie Somar
Name: Thanwantie Somar
Title: AVP

CAPITAL ONE LEVERAGE FINANCE CORP.,
as a Lender

By:	/s/ Julianne Low
Name: Julianne Low
Title: Vice President